                                                                  EXHIBIT 10.10

                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                                              May 12, 1999


To each of the several Purchasers named in
Schedule 1.01A to each of the Series A
Convertible Preferred Stock Purchase
Agreement dated June 10, 1998 (the "Series A
Purchasers"), the Series B-1 Convertible
Preferred Stock Purchase Agreement, dated as of December 21, 1998 (the "Series B-1
Purchasers"), the Series C Convertible
Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchasers") and to each of Comdisco, Inc. ("Comdisco") and BT Alex. Brown Incorporated ("BT Alex.
Brown") (the Series A Purchasers, the Series
B-1 Purchasers, the Series C Purchasers,
Comdisco and BT Alex. Brown are sometimes collectively referred to herein as the "Senior Rights Holders") and Ross Love and
Michael Barach (collectively, the "Junior
Rights Holders;" together with the Senior
Rights Holders, the "Rights Holders")

Dear Sirs:

     This will confirm that, in consideration of (i) the Series C Purchasers' agreement on the date hereof to purchase an aggregate of up to 18,958,178 shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") of MotherNature.com, Inc., a Delaware corporation (the "Company"), pursuant to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement") between the Company and the Series C Purchasers, (ii) the purchase by the Series A Purchasers of 23,316,097 shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock") of the Company pursuant to the Series A Convertible Preferred Stock Purchase Agreement dated as of June 10, 1998, as amended (the "Series A Purchase Agreement") between the Company and the Series A Purchasers, (iii) the purchase by the Series B-1 Purchasers of 23,019,375 shares of Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock") of the Company pursuant to the Series B-1 Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 (the "Series B-1 Purchase Agreement"), (iv) the transactions contemplated by the Subordinated Loan and Security Agreement (the "Loan and Security Agreement") dated as of December 4, 1998 between the Company and Comdisco, and the Master Lease Agreement dated as of December 4, 1998 (the "Master Lease Agreement") by and between the Company and Comdisco, and (v) the services provided by BT Alex. Brown in connection with the sale of the Series C Preferred Stock, and as an inducement to consummate the transactions contemplated by the Series C Purchase Agreement, the Company covenants and agrees with each of you as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

     "Comdisco Conversion Option" shall mean the right set forth in Section 2.4
      --------------------------
   of the Loan and Security Agreement.

     "Comdisco Warrants" shall mean (i) the Warrant dated as of December 4, 1998
      -----------------
   issued to Comdisco in connection with the Loan and Security Agreement and
   (ii) the Warrant dated as of December 4, 1998 issued to Comdisco in connection with the Master Lease Agreement.

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
   other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, $.01 par value, of the Company,
      ------------
   as constituted as of the date of this Agreement.

     "Conversion Shares" shall mean shares of Common Stock issued or issuable
      -----------------
   upon conversion of the Preferred Shares or upon exercise of the Warrants, and any shares of capital stock received in respect thereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
   or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Preferred Shares" shall mean the shares of Preferred Stock issued (i)
      ----------------
   pursuant to each of the Series A Purchase Agreement, Series B-1 Purchase Agreement, and Series C Purchase Agreement, (ii) upon exercise of the Comdisco Warrants and (iii) upon exercise of the Comdisco Conversion Option.

     "Preferred Stock" shall mean all classes and series of the Preferred Stock,
      ---------------
   $.01 par value, of the Company.

     "Purchase Agreements" shall mean the Series A Purchase Agreement, the
      -------------------
   Series B-1 Purchase Agreement, and the Series C Purchase Agreement.

     "Senior Rights Holders" shall mean the Series A Purchasers, the Series B-1
      ---------------------
   Purchasers, the Series C Purchasers, BT Alex. Brown and Comdisco.

     "Registration Expenses" shall mean the expenses so described in Section 8.
      ---------------------

     "Restricted Stock" shall mean (1) the Conversion Shares, excluding
      ----------------
   Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, and (2) shares of Common Stock held by the Junior Rights Holders, but excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
   similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the expenses so described in Section 8.
      ----------------

     "Warrants" shall mean (i) the Common Stock Purchase Warrants dated as of
      --------
   May 1, 1998 issued to certain of the Senior Rights Holders in connection with the Company's 1998 Bridge Financing, and (ii) the Common Stock Purchase Warrant dated as of May 12, 1999 issued to BT Alex. Brown.

     2.  Restrictive Legend.  Each certificate representing Preferred Shares or
         ------------------
Restricted Stock shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and compliance with applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company, which may be counsel to the Company (it being agreed that Hale and Dorr LLP or Jones, Day, Reavis & Pogue or other counsel experienced in securities laws matters shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

     3.  Notice of Proposed Transfer.  Prior to any proposed transfer of any
         ---------------------------
Preferred Shares or Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company (it being understood that if such transfer is intended to be in accordance with the provisions of Rule 144, the Company shall generally not require an opinion of counsel), shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Hale and Dorr LLP or Jones, Day, Reavis & Pogue or other counsel experienced in securities laws matters shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice, subject to the provisions of a certain Second Amended and Restated Stockholders Agreement of even date herewith. Each certificate for Preferred Shares and/or Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section. If the Company does not accept an opinion of counsel required hereby signed by the original holder's general counsel, the Company will pay the reasonable fees and disbursements of other counsel in connection with all opinions rendered by them pursuant to this
Section 3.

     4.   Required Registration.
          ---------------------

          (a) At any time after the earlier of (i) three months after any registration statement covering the initial public offering of securities of the Company under the Securities Act shall have become effective, and (ii) May 15, 2001, Senior Rights Holders holding at least 60% of the total shares of Restricted Stock then held by Senior Rights Holders (in their capacity as such) may request the Company to register for sale under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, if the reasonably anticipated aggregate price to the public of such sale would exceed $5,000,000. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

          (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and such holders shall then be entitled within 20 days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting Senior Rights Holders described in paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 20 days after the receipt of such notice by such holders). If such method of disposition shall be an underwritten public offering, the Senior Rights Holders holding sixty percent (60%) of the shares of Restricted Stock requested to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two (2) occasions only, provided, however, that such obligation shall be deemed
                --------  -------
satisfied only (i) if the method of disposition is not a firm commitment underwriting, when a registration statement covering all shares of Restricted Stock specified in the original notices received pursuant to subsection (a) above, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective or (ii) if such method of disposition is a firm commitment underwritten public offering, when at least 75% of the shares originally requested to be included by the Senior Rights Holders shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby or 120 days after the effective date of such registration, whichever is later.

          (d) If in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this Section would adversely affect the marketing of such shares, after any shares to be sold by the Company and held by Junior Rights Holders have been excluded, shares to be sold by the Senior Rights Holders (in their capacity as such) shall be excluded in such manner that the shares to be sold shall be allocated among the selling holders pro rata based on their ownership of Restricted Stock.

          (e) If the Company shall furnish to the holders of Restricted Stock a certificate that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement pursuant to this Section 4 shall be deferred for a period not to exceed 90 days; provided, however, that the Company shall not obtain such a deferral more than once in any 12 month period.

     5.   Incidental Registration.  If the Company at any time (other than
          -----------------------
pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (up to 100% in the case of an initial public offering and, to the extent such shares are requested for inclusion, to not less than 30% of the total offering in the case of a subsequent public offering) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that
                                                     --------  -------
such reduction shall be applied first to the Restricted Stock requested to be included by the Junior Rights Holders (but in no event shall the number of shares of Restricted Stock of the Junior Rights Holders be less than the lesser of (i) 50% of the number of shares of Restricted Stock included in such an underwriting, or (ii) all shares of Restricted Stock requested by the Junior Rights Holders to be included in such registration statement), and then to the Restricted Stock requested to be included by the Senior Rights Holders, in such manner that the shares to be sold shall be allocated among the selling Senior Rights Holders pro rata based on their ownership of Restricted Stock, and provided further that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company, the Junior Rights Holders or requesting Senior Rights Holders holding Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

     6.   Registration on Form S-3.  Subject to a limit of one registration
          ------------------------
hereunder in any 12 month period, if at any time (i) any holder or holders of Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4, including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering; provided, however that holders shall have no more than ten (10) days to reply to
--------  -------
the Company's notice in order to participate in the offering), shall apply to such registration, provided, however, that except as provided above there shall
                   --------  -------
be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however,
                                                 --------  -------  -------
that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6. Notwithstanding the foregoing, the Company's obligation to file a registration statement pursuant to this Section 6 shall be deferred if: (a) the Company shall furnish to the requesting holders of Restricted Stock a certificate that the Company has a bona fide intention to file a registration statement within 45 days; (b) 90 days have not elapsed after the effective date of a registration statement filed by the Company; or (c) the Company shall furnish to the requesting holders of Restricted Stock a certificate that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future; provided, however, that the deferral provided for in subsection (c) above shall be for a period no greater than 90 days, and may not be requested more than once in any 12 month period.

     7.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as provided in the third-to-last paragraph of this Section
7);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required
--------  -------
to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, to such effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and

          (j) permit any holder of Restricted Stock which holder might reasonably be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement.

          For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, but in any event not later than 60 days after effectiveness of the registration statement, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof (which such period shall be tolled during the period of any suspension pursuant to Section 13(h) herein).

          In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws; and such sellers shall provide the Company with appropriate representations with respect to the accuracy of such information.

          In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     8.   Expenses.  All expenses incurred by the Company in complying with
          --------
Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained and the reasonable fees and disbursements, not to exceed $25,000, of one counsel selected by a majority in interest of the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     9.   Indemnification.
          ---------------

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each holder of Restricted Stock, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) the omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Restricted Stock) and will reimburse each such seller, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the
                                               --------  -------
Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable
                     --------  -------
hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the
                                          --------  -------  -------
liability of each seller hereunder shall not in any event exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) The indemnities provided in this Section 9 shall survive the transfer of any Restricted Stock by such holder.

     10.  Changes in Common Stock or Preferred Stock.  If, and as often as,
          ------------------------------------------
there is any change in the Common Stock or Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be deemed to be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Preferred Stock as so changed.

     11.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     12.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent the indemnification or contribution provisions herein may be deemed not enforceable.

     13.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock), whether so expressed or not, provided, however, that the registration rights conferred herein on the holders
--------
of Preferred Shares and Restricted Stock shall only inure to the benefit of a transferee if (i) there is transferred to such transferee either Preferred Shares or Restricted Stock representing at least 100,000 shares of Common Stock (as adjusted for stock splits, stock dividends and the like) or all of the transferor's Preferred Shares and Restricted Stock, or (ii) such transferee is a partner, shareholder or affiliate of a party to this Agreement; and the term "Purchaser" herein shall be deemed to refer to any transferee of a Purchaser to whom such benefit so inures. All Restricted Stock held or acquired by any affiliate of any Purchaser shall be aggregated with those held or acquired by such Purchaser for the purpose of determining the availability of or discharge of any rights of such Purchaser under his Agreement.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered to the following addresses:

     if to the Company or any other party hereto, at the address of such party set forth in either of the Purchase Agreements or in a certain Second Amended and Restated Stockholders Agreement by and among the parties hereto dated as of the date hereof;

     if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, to such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof and as to all matters shall be governed by and construed in accordance with internal laws of the Commonwealth of Massachusetts.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company, and the holders of greater than 75% of the outstanding shares of Restricted Stock, which in every event must include the holders of greater than 50% of the outstanding Conversion Shares then constituting Restricted Stock, provided, however, that
                                                      --------  -------
without the consent of holders of greater than 50% of the outstanding Conversion Shares held by Junior Rights Holders, no amendment, modification or waiver shall be effected which adversely affects the rights of the Junior Rights Holders in a manner different from those of all holders of Restricted Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any person who, after the date hereof, acquires Preferred Shares pursuant to the Series C Purchase Agreement shall become a party to this Agreement as a "Purchaser" and a holder of "Restricted Stock" for all purposes hereunder, are upon execution by such person and true Company of a counterpart to this Agreement. If, for any reason, any Stockholder no longer holds any shares of Preferred Stock or Common Stock, such Stockholder shall no longer be allowed to be a party hereto or in any manner entitled to the rights, obligations or benefits hereunder.

     (f) Not in limitation of the definition of the term "Restricted Stock" as provided above, the obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate immediately with respect to any Rights Holder who holds two percent (2%) or less of the aggregate outstanding shares of the Company's capital stock, provided that all of the shares of Restricted Stock held by such holder may be publicly sold within any one three-month period pursuant to Rule 144 of the Securities Act, and, in any event, such registration obligations shall terminate with respect to all Rights Holders on the date four years from the completion of a public offering of the Company's shares of Common Stock.

     (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of such holder's shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering and shall execute such customary underwriters' agreement with respect thereto; provided, however,
                                                             --------  -------
that all persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

     (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

     (i) The Company shall not grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

     (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     (k) The undersigned Senior Rights Holders and Junior Rights Holders agree that, to the extent they were parties to a certain Amended and Restated Registration Rights Agreement dated as of December 21, 1998 (the "Prior Agreement"), such Prior Agreement (A) shall be of no further force and effect,
(B) shall be deemed canceled in its entirety and (C) shall be deemed amended and restated by this Agreement, all upon the effectiveness hereof.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.


                                     Very truly yours,

                                     MOTHERNATURE.COM, INC.



                                     By: /s/ Michael Barach
                                         ------------------------------------
                                         Michael Barach
                                         President and Chief Executive Officer


AGREED TO AND ACCEPTED as of the
date first above written.

SENIOR RIGHTS HOLDERS:

COVESTCO, LLC

By:  Venteura, LLC
     its Manager

     By: /s/ Albin A. Johann
         ----------------------------------
     Title:

MORGENTHALER VENTURE PARTNERS IV, L.P.

By:  Morgenthaler Management Partners IV, L.P.
     its General Partner


     By: /s/ Keith Kerman
         ----------------------------------
     Title:
            -------------------------------


BESSEMER VENTURE INVESTORS L.P.

By:  Deer IV & Co. LLC


     By: /s/ Robert Buescher
         ----------------------------------
         Managing Member


BESSEMER VENTURE PARTNERS IV L.P.

By:  Deer IV & Co. LLC


     By: /s/ Robert Buescher
         ----------------------------------
         Managing Member


BESSEC VENTURES IV L.P.

By:  Deer IV & Co. LLC


     By: /s/ Robert Buescher
         ----------------------------------
         Managing Member

CMG @ VENTURES II, LLC


By: /s/ Andrew J. Hajducky
    ---------------------------------
Title:
       ------------------------------


PLATINUM VENTURE PARTNERS II, L.P.


By: /s/ Michael Santer
    ---------------------------------
    Michael Santer
    General Partner


SHAD RUN INVESTMENTS L.P.


By: /s/ Sarah Hendrickson
    ---------------------------------
Title:
       ------------------------------


COMDISCO, INC.


By: /s/ James Labe
    ---------------------------------
Title:
       ------------------------------


COMMONWEALTH CAPITAL VENTURES II L.P.

By:  Commonwealth Venture Partners II L.P.
     its General Partner


     By: /s/ Rob S. Chandra
         ----------------------------
         Rob S. Chandra
         General Partner

ZERO STAGE CAPITAL VI, L.P.

By:  Zero Stage Capital Associates VI, LLC
     its General Partner


     By: /s/ Stanley Fung
         ------------------------------
         Stanley Fung
         Managing Member


BANCBOSTON VENTURES, INC.


By: /s/ John Doggett
    -----------------------------------
Title:
       --------------------------------


NCP-MNC, L.P.

By:  North Castle GP II, L.L.C.
     its General Partner


     By: /s/ Brent Knudsen
         ------------------------------
         Name:  Brent Knudsen
         Title: Managing Director


NORTH CASTLE PARTNERS II, L.P.

     By:  NCP G.P., L.P.
          its General Partner

          By: North Castle GP II, L.L.C.
              its General Partner

              By: /s/ Brent Knudsen
                  -------------------------
                  Name:  Brent Knudsen
                  Title: Managing Director

NORTH CASTLE CO-INVESTMENT FUND, L.P.

     By:  NCP CO-INVESTMENT FUND G.P., L.L.C.
          its General Partner

          By: /s/ Brent Knudsen
              ------------------------------
              Name:  Brent Knudsen
              Title: Managing Director


DAIN RAUSCHER WESSELS INVESTORS LLC


By: /s/ Mary Zimmer
    ----------------------------------------
Title:
       -------------------------------------


BLUE CHIP CAPITAL FUND II, LIMITED PARTNERSHIP

By:  Blue Chip Venture Fund Company, Ltd.


     By: /s/ John H. Wyant
         -----------------------------------
        John H. Wyant
        Manager

/s/ Michael Barach
--------------------------------------------
Michael Barach


--------------------------------------------
Paul A. Bunn


--------------------------------------------
Edward L. Estrin

/s/ Robert Haft
--------------------------------------------
Robert Haft


--------------------------------------------
Paul Love

/s/ Jason Olim
-------------------------------------
Jason Olim


-------------------------------------
David Tolmie



BT ALEX. BROWN INCORPORATED


By: /s/ Donald D. Notman, Jr.
    ---------------------------------
Title:
       ------------------------------

CHESTNUT HILL NATURE, LLC


By: /s/ Michael Greeley
    -----------------------------
Title:

MARKAS HOLDINGS


By: /s/ M. C. van der Sluijs-Plantz
    ---------------------------------
Title:

JUNIOR RIGHTS HOLDERS:

/s/ Ross A. Love
------------------------------------------
Ross A. Love

/s/ Michael Barach
------------------------------------------
Michael Barach

                                AMENDMENT NO. 1
                                      TO
           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of this 17th day of September, 1999 by and among MotherNature.com, Inc., a Delaware corporation (the "Company"), the undersigned holders (collectively, the "Rights Holders") of at least the requisite number of shares of Restricted Stock and Conversion Shares required to approve this Amendment, and Rodale Inc., a Pennsylvania corporation ("Rodale").

     WHEREAS, the Company, and the Rights Holders, among others, are parties to a certain Second Amended and Restated Registration Rights Agreement dated May 12, 1999, as amended as of July 26, 1999 (the "Agreement");

     WHEREAS, the Company and Rodale have agreed to enter into that certain Stock Purchase Agreement dated as of September 17, 1999 (the "Stock Purchase Agreement");

     WHEREAS, in connection with the Stock Purchase Agreement, the Company is issuing to Rodale 7,269,285 shares of Common Stock, $.01 par value per share; and

     WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the Company and the Rights Holders amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, it is hereby covenanted and agreed as follows:

1.  Amendment of Section 1.1.  That Section 1.1 of the Agreement be and hereby
    ------------------------
is amended to:

     (a) restate the definition of "Senior Rights Holders" to read in its entirety as follows:

          "Senior Rights Holders" shall mean the Series A Purchasers, the Series
           ---------------------
     B-1 Purchasers, the Series C Purchasers, BT Alex. Brown, Comdisco, and Rodale.

     (b) restate the definition of "Restricted Stock" to read in its entirety as follows:

          "Restricted Stock" shall mean (1) the Conversion Shares, excluding
           ----------------
     Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
     (b) publicly sold pursuant to Rule 144 under the Securities Act, and (2) shares of Common Stock (i) purchased by Rodale pursuant to the Stock Purchase Agreement or (ii) held by the Junior Rights Holders, but excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act.

     (c)  add the following definitions:

          "Rodale" shall mean Rodale Inc., a Pennsylvania corporation.
           ------

          "Stock Purchase Agreement" shall mean that certain Stock Purchase
           ------------------------
          Agreement between the Company and Rodale dated as of September 17, 1999.

2.  Effect.  Except as amended hereby, the Agreement shall remain in full force
    ------
and effect. This Amendment shall only be effective upon and subject to the Closing (as defined in the Stock Purchase Agreement).

3.  Definitions.  Capitalized terms used but not otherwise defined herein shall
    -----------
have the meanings ascribed to them in the Agreement.

4.  Governing Law; Successors and Assigns.  This Amendment shall be governed by
    -------------------------------------
the laws of the State of Delaware and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties hereto.

5.  Counterparts.  This Amendment may be executed in counterparts, each of which
    ------------
shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each party hereto has caused this Amendment No. 1 to Second Amended and Restated Registration Rights Agreement to be signed by its duly authorized officer or partner, as the case may be, as of the date and year first above written.

                         MOTHERNATURE.COM, INC.

                              /s/ Michael Barach
                         By:  __________________________________
                         Name:  ________________________________
                         Title:  _________________________________
                         Address:  One Concord Farms
                                   490 Virginia Road
                                   Concord, MA  01742

                         RODALE INC.

                              /s/ Kevin D. Senie
                         By:  __________________________________
                         Name:  ________________________________
                         Title:  _________________________________
                         Address:


                         RIGHTS HOLDERS:

                         COVESTCO, LLC

                         By:  Venteura, LLC
                         its Manager

                             /s/ Albin A. Johann
                         By:___________________________________
                         Title:


                         MORGENTHALER VENTURE PARTNERS IV, L.P.

                         By: Morgenthaler Management Partners IV, L.P. its General Partner

                             /s/ Keith Kerman
                         By:___________________________________
                         Title:________________________________

                         BESSEMER VENTURE INVESTORS L.P.

                         By:  Deer IV & Co. LLC

                             /s/ Robert Buescher
                         By:___________________________________
                            Managing Member


                         BESSEMER VENTURE PARTNERS IV L.P.

                         By:  Deer IV & Co. LLC

                             /s/ Robert Buescher
                         By:___________________________________
                            Managing Member


                         BESSEC VENTURES IV L.P.

                         By:  Deer IV & Co. LLC

                             /s/ Robert Buescher
                         By:___________________________________
                            Managing Member


                         CMG @ VENTURES II, LLC

                             /s/ Andrew J. Hajducky
                         By:___________________________________
                         Title:________________________________


                         PLATINUM VENTURE PARTNERS II, L.P.


                         By:___________________________________
                            Michael Santer
                            General Partner

                         SHAD RUN INVESTMENTS L.P.

                             /s/ Sarah Hendrickson
                         By:___________________________________
                         Title:________________________________


                         COMDISCO, INC.


                         By:___________________________________
                         Title:________________________________


                         COMMONWEALTH CAPITAL VENTURES II L.P.

                         By:  Commonwealth Venture Partners II L.P.
                              its General Partner

                            /s/ Rob Chandra
                         By:___________________________________
                            Rob S. Chandra
                            General Partner


                         CCV II ASSOCIATES L.P.


                            /s/ Rob Chandra
                         By:___________________________________
                         Name:
                         Title:


                         ZERO STAGE CAPITAL VI, L.P.

                         By:  Zero Stage Capital Associates VI, LLC
                              its General Partner

                            /s/ Stanley Fung
                         By:___________________________________
                              Stanley Fung
                              Managing Member

                         BANCBOSTON VENTURES, INC.

                             /s/ John Doggett
                         By:___________________________________
                         Title:________________________________


                         NCP-MNC, L.P.

                         By:  North Castle GP II, L.L.C.
                              its General Partner

                             /s/ Brent Knudsen
                         By:___________________________________
                         Name:  Brent Knudsen
                         Title: Managing Director


                         NORTH CASTLE PARTNERS II, L.P.

                         By:  NCP G.P., L.P.
                              its General Partner

                              By:  North Castle GP II, L.L.C.
                                   its General Partner

                                       /s/ Brent Knudsen
                                   By:___________________________________
                                   Name:  Brent Knudsen
                                   Title: Managing Director


                         NORTH CASTLE CO-INVESTMENT FUND, L.P.

                         By:  NCP CO-INVESTMENT FUND G.P., L.L.C.
                              its General Partner

                                  /s/ Brent Knudsen
                              By:___________________________________
                                  Name:  Brent Knudsen
                                  Title: Managing Director


                         DAIN RAUSCHER WESSELS INVESTORS LLC


                         By:___________________________________
                         Title:________________________________

                         BLUE CHIP CAPITAL FUND II, LIMITED
                          PARTNERSHIP

                         By:  Blue Chip Venture Fund Company, Ltd.

                              /s/ John Wyant
                         By:_________________________________
                             John H. Wyant
                             Manager

                         /s/ Michael Barach
                         ____________________________________
                         Michael I. Barach


                         ____________________________________
                         Paul A. Bunn


                         ____________________________________
                         Edward L. Estrin


                         ____________________________________
                         Robert Haft


                         ____________________________________
                         Paul Love


                         ____________________________________
                         Jason Olim


                         ____________________________________
                         David Tolmie


                         BT ALEX. BROWN INCORPORATED


                         By:___________________________________
                         Title:________________________________

                         CHESTNUT HILL NATURE, LLC

                             /s/ Michael Greeley
                         By:___________________________________
                         Title:________________________________


                         PILINVEST S.A.

                            /s/ Freddy De Greef
                         By:___________________________________
                         Title:________________________________


                         ______________________________________
                         Ross A. Love